VALIC COMPANY II

Mid Cap Value Fund

Supplement to the Summary Prospectus dated January 1, 2011

This supplement supersedes the supplement filed on January 28, 2011.

On January 25, 2011, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the engagement of Tocqueville Asset Management, L.P. (“Tocqueville”) as sub-adviser to the Fund. The Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Tocqueville (the “Tocqueville Sub-advisory Agreement”). With respect to the Tocqueville Sub-advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the change of sub-adviser will be mailed to the shareholders of the Fund. The effective date of the Tocqueville Sub-advisory Agreement is on or about March 14, 2011.

There will be no changes to the Fund’s principal investment objective, investment strategies or principal investment risks or the fees paid by the Fund. The following changes will become effective upon the effective date of the Tocqueville Sub-Advisory Agreement. Nuveen Asset Management, LLC (“Nuveen”) and Wellington Management Company, LLP (“Wellington”) will continue to manage a portion of the Fund’s assets. Following the effective date of the Tocqueville Sub-Advisory Agreement, Wellington will manage approximately 45% of the Fund’s assets, Tocqueville will manage approximately 30% of the Fund’s assets and Nuveen will manage approximately 25% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time-to-time.

Upon the effectiveness of the Tocqueville Sub-advisory Agreement, the “Investment Adviser” section of the Fund Summary is amended to reflect the addition of Tocqueville as a co-sub-adviser of the Fund, and the addition of J. Dennis Delafield, Vincent Sellecchia and Donald Wang, as portfolio managers of the Fund.

Date:    February 8, 2011